UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 19, 2010

Herbalife Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Cayman Islands	1-32381	98-0377871
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

P.O. Box 309GT, Ugland House, South Church Street, Grand Cayman, Cayman Islands		KY1-1106
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	c/o (213) 745-0500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On July 19, 2010, Herbalife Ltd. (the "Company") issued a press release announcing that China’s Ministry of Commerce has granted the Company five additional licenses to conduct its direct-selling business in the provinces of Jiangxi, Liaoning, Henan, Jilin, and Chongqing. All of these licenses are effective immediately. The Company also announced that its license to conduct its direct-selling business in Shanghai, granted in July 2009, has become active. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release issued by Herbalife Ltd. on July 19, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Herbalife Ltd.

July 19, 2010	By:	Brett R. Chapman

Name: Brett R. Chapman
Title: General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press release issued by Herbalife Ltd. on July 19, 2010